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                              LEASE AGREEMENT


THIS Lease Agreement ("Lease") is made this 12th day of July, 1999 between HARVARD PROPERTY (333 SAM HOUSTON) L.P. called "Landlord", and Air Nexus, Inc. hereinafter called "Tenant".

LEASE OF PREMISES

In consideration of the mutual covenants herein, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, subject to all of the terms and conditions hereinafter set forth, those certain premises (hereinafter called the "Premises") set forth in Items 1 and 2 of the Basic Lease Provisions and shown on the drawings attached hereto and made a part hereof as "Exhibit A-1". The office building in which the Premises are located, the land on which the office building is situated (described in the attached "Exhibit A-2"), and all improvements and appurtenances to the building and the land, are referred to collectively herein as the "Building".

BASIC LEASE PROVISIONS

The following provisions set forth various basic terms of this Lease and are sometimes referred to as the "Basic Lease Provisions".

1.   Building:  333 North Belt
     Address:   333 N. Sam Houston Parkway E., Houston, Texas

2.   Floor(s):  8th

     Suite(s):  870

     Net Rentable Area:          4,199 RSF

3.   a.  Total Net Rentable Area of Building:      205,645

     b.  Tenant's Building Expense Percentage      0.0200296

     c.  Base Year:        1999

4.   a.  Basic Rent Square Foot

     1st Year              $16.00

     2nd Year              $16.50

     3rd Year              $17.00

     4th Year              $17.50

     5th Year              $18.00




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     b.  Basic Monthly Rent:

     1st Year              $5,492.00

     2nd Year              $5,663.63

     3rd Year              $5,835.25

     4th Year              $6,006.88

     5th Year              $6,178.50


     c.  Basic Yearly Rent Rent:

     1st Year              $65,904.00

     2nd Year              $67,963.50

     3rd Year              $70,023.00

     4th Year              $72,082.50

     5th Year              $74,142.00

5.   Term:    5 Years

6.   Target Commencement Date:                October 1, 1999

7.   Security Deposit:     $5,492

8.   Brokers:               S.E. Covington & Company, Inc.

     Address:              5120 Woodway, Suite 10007
                           Houston, Texas 77056

9.   Addresses for notices due under this Lease:

                               Tenant:
                                         Air Nexus, Inc.
                                         333 N. Sam Houston Parkway E.
                                         Suite 820
                                         Houston, Texas 77060

                               Landlord:
                                         Harvard Property (333 Sam Houston) L.P.
                                         333 N. Sam Houston Parkway, Suite 333
                                         Houston, Texas 77060

Special Provisions:

10. Tenant, at Tenant's sole expense has the right to install a small satellite dish on the building roof provided that no additional electricity is needed. In the event additional electricity is needed, Tenant, at Tenant's sole cost and expense will install a sub-meter that will be read by the building engineers on a monthly basis. The additional cost of electricity will be billed back to the Tenant.

11.  Landlord has received written notice from the Tenant that S.E.
     Covington & Company is to represent Air Nexus, Inc. in this transaction. Landlord agrees to pay a four (4%) commission divided into two equal payments. The first payment will be considered earned and due within ten
     (10) days after the execution of the lease or other agreement including extension of lease, renewal, or expansion of the Premises. The second payment will be earned and due ten (10) days after Tenant occupies the Premises.

12.  Lessee shall have the option to renew the lease for one additional five
     (5) year period provided that Tenant provide Landlord with a one hundred and eighty (180) day written notice of the Tenant's intent to renew. If the Option to Renew is exercised, the Base Rent during the Option Term shall be ninety-five percent rate (95%) of the then prevailing market rental.

13. Effective October 1, 1999, provided that Tenant is not in default of the Lease, remains financially responsible, and subject to all the terms and conditions provided by the Lease, all Amendments or Modifications made to the Lease; Tenant shall have a one time First Right of Refusal on any space as it becomes available on the eighth (8th) floor subject to any existing options or First Right of Refusals. If any such space has an offer made by a Prospective Tenant that is included in the First Right of Refusal on the eighth, Landlord shall propose that same offer to Tenant and Tenant shall be given a one time First Right of Refusal. Landlord shall notify Tenant in writing either by a hand delivered copy that is signed with a receipt date or by certified, return receipt requested mail. Tenant shall have the responsibility to respond in writing to Landlord within five (5) business days thereafter. If Tenant fails to respond or responds that it does not wish to exercise its Right of First Refusal, the Landlord shall have the right to lease the space stated in Tenant's notice to said third party.

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14.  Landlord agrees to allow Tenant a one-time Cancellation Option at the end of thirty-six (36) months in the event Landlord is unable to provide expansion space with the following provisions:

     a.   Tenant is willing to execute a binding agreement,
     b. Tenant will expand the Premises then under lease by more than twenty-five percent (25%), at the then market rate, within ninety days of written notice.
     c. In the event Tenant elects to cancel the Lease, Tenant will be required to reimburse Landlord for all unamortized costs Landlord funded for leasehold improvements costs, leasing commissions and architectural fees.


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15.  TABLE OF CONTENTS

Description

Article 1        -  Term and Possession
Article 2        -  Rent
Article 3        -  Security Deposit
Article 4        -  Occupancy and Use
Article 5        -  Utilities and Service
Article 6        -  Repairs, Maintenance, Alterations and Improvements
Article 7        -  Insurance, Fire and Casualty
Article 8        -  Condemnation
Article 9        -  Liens
Article 10       -  Taxes on Tenant's Property
Article 11       -  Subletting and Assigning
Article 12       -  Transfers by Landlord
Article 13       -  Default
Article 14       -  Notices
Article 15       -  Miscellaneous Provisions

Guaranty

Exhibit A-1      -  Floor Plan
Exhibit A-2      -  Description of Land
Exhibit B        -  Area Definitions
Exhibit C        -  Acceptance of Premises Memorandum
Exhibit D        -  Agreement for Construction
Exhibit E        -  Rules and Regulations











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ARTICLE 1

TERM AND POSSESSION

Section 1.01. Commencement and Expiration. The Term of this Lease shall be the period of time specified in Item 5 of the Basic Lease Provisions, adjusted as provided below. Subject to and upon the terms and conditions set forth herein or in any Exhibit or Addendum hereto, the Term shall commence on the Target Commencement Date shown in Item 6 of the Basic Lease Provisions, or such earlier date as Tenant takes possession or commences use of the Premises for any purpose. The Term of this Lease shall expire, without notice to Tenant, on the Expiration Date. If the Lease commences on any day other than the first day of a calendar month, the term of the Lease shall be extended by that part of one month necessary to cause the expiration of the term to be on the last day of a calendar month. The dates of commencement ("Commencement Date") and expiration ("Expiration Date"), shall be confirmed by Landlord and Tenant by execution of an "Acceptance of Premises Memorandum" in the form attached hereto as "Exhibit C" and made a part hereof.

Section 1.02. Acceptance of Premises. The taking of possession of the Premises by Tenant shall be conclusive evidence against Tenant that, except for the completion of the remaining items of Landlord's work, if any, which are to be done pursuant to Exhibit D, and for minor "punch list" items agreed to in writing by Landlord and Tenant, which Landlord will promptly remedy,
(i) the Premises are suitable for the purpose for which the same are leased,
(ii) the Building and each and every part and appurtenance thereof are in good and satisfactory condition, and (iii) Tenant waives any defects in the Premises and its appurtenances and in all other parts of the Building and the appurtenances thereto. Upon delivery of possession of the Premises to Tenant, Landlord and Tenant shall execute the above-mentioned Acceptance of Premises Memorandum, although Tenant shall be deemed to have accepted the Premises even though the Acceptance of Premises Memorandum may not have been executed.

Section 1.03. Surrender of the Premises. Upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of its right to re-enter the Premises without terminating this Lease, Tenant shall immediately surrender to Landlord the Premises and all keys to the Premises and all parking and Building access cards, together with all alterations, improvements and other property as provided elsewhere herein, in good order, condition and repair, except for ordinary wear and tear; provided that at Landlord's written request Tenant shall remove at its expense improvements to the Premises such as special wall coverings and flooring which have become a part of and otherwise would have remained with the Premises. Tenant shall, at its expense, promptly repair any damage caused by removal of any improvements requested by Landlord as aforesaid, and shall restore the Premises to the condition existing prior to the installation of the items removed. If Tenant fails to surrender the Premises in the condition aforesaid, then Landlord may restore the Premises to such a condition at Tenant's expense. Upon the expiration or earlier termination of the Lease, Tenant will, at the option of Landlord, execute a Release of Lease and Waiver of Claim, in recordable form, containing Tenant's release of all of its interest in the Premises, which Release of Lease shall not be necessary to effectuate such release.

Section 1.04. Holding Over. In the event Tenant, or any party claiming under Tenant, retains possession of the Premises after the expiration or earlier termination of this Lease, such possession shall be an unlawful detainment, and no tenancy or interest shall result from such possession; such parties shall be subject to immediate eviction and removal, and Tenant or any such party shall pay Landlord as rent for the period of such hold-over an amount equal to one and one half times the Basic Rent payable during the last Lease Year of the Term. Tenant shall also pay any and all damages sustained by Landlord as a result of such hold-over. Tenant will vacate the Premises and deliver same to Landlord immediately upon Tenant's receipt of notice from Landlord to so vacate. The rent during such hold-over period shall be payable to Landlord on demand. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease.

ARTICLE 2

RENT

Section 2.01. Basic Rent. Tenant agrees to pay as Basic Rent for the Premises for each Lease Year the sum shown in Item 4 of the Basic Lease Provisions as "Basic Yearly Rent." The Basic Rent shall be payable in equal monthly installments in the amount set forth in Item 4 of the Basic Lease Provisions as "Basic Monthly Rent" in advance, without demand, counterclaim, deduction, or set off, commencing on the Commencement Date (subject to the provisions of Section 2.02 D. hereof) and continuing on the first day of each calendar month thereafter. (For purposes hereof, the first "Lease Year" shall be the period beginning on the Commencement Date and ending on the last day of the calendar month in which the first anniversary of the Commencement Date occurs; each subsequent Lease Year shall be the 12 month period commencing on the last day of the immediately preceding Lease Year, except that the last Lease Year shall end on the last day of the Term). The Basic Rent shall be adjusted in the case of any Lease Year which has more than or less than 365 days. If the Term of this Lease commences on a day other than the first day of a calendar month, the rent for such partial month shall be prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the number of days in that calendar month.

Section 2.02.  Additional Rent.

A. Definitions. For purposes of this Section 2.02, the following definitions shall apply:

         1. "Additional Rent" shall mean the amount of Tenant's Proportionate Share of Building Operating Expenses for a particular calendar year, or portion thereof in excess of Building Operating Expenses for the Base Year.

         2. "Building Operating Expenses" shall mean all of Landlord's direct costs and expenses paid or incurred in operating and maintaining the Building for a particular calendar year or portion thereof as determined by Landlord in accordance with generally accepted accounting principles, including all additional direct costs and expenses of operation and maintenance of the Building which Landlord determines that it would have paid or incurred during such year if the Building had been ninety-five (95%) occupied. Building Operating Expenses shall include by way of illustration but not limitation: all general real estate taxes and all special assessments; costs and expenses of contesting the validity or amount of real estate taxes; insurance premiums; water, sewer, electrical and other utility charges; service and other charges incurred in the operation and maintenance of the elevators and the heating, ventilation and air-conditioning system; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance costs; security services; license, permit and inspection fees; reasonable management fees; wages and related benefits payable to employees directly engaged in the maintenance and operation of the Building, including taxes and insurance relating thereto; accounting services; trash removal; garage maintenance and operating costs; and, in general, all other costs and expenses which would generally be regarded as operating and maintenance costs and expenses, including those which would normally be amortized over a period not to exceed five (5) years. There shall also be included in Building Operating Expenses the cost of any capital improvement made to the Building by Landlord after the date of this Lease which is required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, amortized over such period as Landlord shall reasonably determine, together with an amount equal to interest at the rate of 12% per annum on the unamortized balance.

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

                     In addition to inclusion of the cost of any capital
                improvement required by any governmental law or regulation as aforesaid, if Landlord shall install a labor-saving device or other equipment which improves the operating efficiency of any system within the Building, then Landlord may add to Building Operating Expenses in each year during the useful life of such installed device or equipment an amount equal to the annual amortization allowance of the cost of such installed device or equipment as determined in accordance with applicable regulations of the Internal Revenue Service or generally accepted accounting principles, together with an amount equal to interest at the rate of 12% per annum on the unamortized balance thereof.

                     For the purpose of this Article, payments made by tenants
                of the Building, either to third parties or to Landlord, under agreements for direct reimbursement for services (e.g., separately metered utilities, separately contracted janitorial services, property taxes directly reimbursed to Landlord, etc) shall not be included in "Building Operating Expenses". However, for each category of expense for which one or more tenants of the Building makes such payments, Tenant's Building Expense Percentage shall be adjusted by excluding from the denominator thereof the Net Rentable Area of all tenants making such payments (for instance, if tenants leasing a total of 10% of the Net Rentable Area of the Building pay their own electricity bills under an arrangement for separate metering, the Building Expense Percentage for each tenant not making such payment will increase proportionately with respect to that category of expense).

                     If Tenant makes any such payment, Building Operating
                Expenses, for purposes of this Article, shall exclude the category of expense for which such payment is made, but only to the extent that the category of expense includes payments made or charges incurred with respect to space actually leased to other tenants (for example, if Tenant pays its own electricity, Building Operating Expenses for purposes of determining Tenant's Additional Rent shall include the electricity expense associated with space not actually leased to other tenants).

         3. "Building Expense Percentage" shall mean the percentage specified in Item 3 of the Basic Lease Provisions. This percentage was determined by dividing Net Rentable Area in the Premises, as specified in Item 2 of the Basic Lease Provisions, by the total Net Rentable Area in the Building.

         4. "Tenant's Proportionate Share of Building Operating Expenses" shall be the dollar amount equal to the product of Tenant's Building Expense Percentage times the Building Operating Expenses.

         5. "Base Year" shall mean the twelve (12) month period specified in Item 3 of the Basis Lease Provisions.

B. Payment Obligation. In addition to the Basic Rent specified in this Lease, Tenant agrees to pay to Landlord as Additional Rent for the Premises, in each calendar year or partial calendar year during the Term of this Lease, an amount equal to Tenant's Proportionate Share of Building Operating Expenses for such calendar year in excess of Building Operating Expenses during the Base Year.

         1. Payment of Tenant's Proportionate Share of Building Operating Expenses. Tenant's Proportionate Share of Building Operating Expenses in excess of Building Operating Expenses during the Base Year for the remainder of the calendar year after the Commencement Date and for each subsequent calendar year shall be estimated by Landlord, and such estimate may be revised from time to time, and written notice thereof shall be given to Tenant. For the calendar year in which the Commencement Date occurs, Tenant shall pay to Landlord each month, at the same time the Basic Rent is due, an amount equal to the amount of such estimated Additional Rent for the remainder of such calendar year divided by the number of months remaining in such year; and for each calendar year thereafter Tenant shall pay to Landlord each month, at the same time the Basic Rent is due, an amount equal to one-twelfth (1/12) of the estimated annual Additional Rent due.

         2. Revisions in Estimated Additional Rent. If Landlord revises the estimated Additional Rent during any calendar year, thereafter Tenant, following written notice to that effect, shall pay to Landlord, in each of the remaining months of such year, an additional amount equal to the amount of such increase in the estimated Additional Rent divided by the number of months remaining in such year.

         3. Adjustments to Actual Additional Rent. After the end of each calendar year, Landlord shall prepare and deliver to Tenant a statement showing Tenant's actual Additional Rent. Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next Additional Rent payment or payments due from Tenant, as the case may be, the difference between Tenant's actual Additional Rent for the preceding calendar year and the estimated Additional Rent paid by Tenant during such year.

C. Rent. The Basic Rent, the Additional Rent, and all other sums required to be paid by Tenant hereunder, including any sums due under the Agreement for Construction, are sometimes collectively referred to as, and shall constitute, "Rent".

Tenant agrees to pay Rent when due, without prior demand therefor and without deduction or setoff unless otherwise specifically provided herein, at the office of the Building Manager or at such other place as Landlord may designate.

In the event any installment of Rent under this Lease shall not be paid by the fifth day of the calendar month, a "Late Charge" of five percent (5%) so overdue may be charged by Landlord as additional rent and also for the purpose of defraying Landlord's administrative expenses incident to the handling of such overdue payments; and Tenant agrees to pay such Late Charge to Landlord on demand therefor.

D. First Month's Rent. Tenant agrees to deposit with Landlord, upon execution of this Lease, a sum equal to one full month's installment of Basic Rent, which shall be credited to the first installment of Basic Rent due hereunder.

ARTICLE 3

SECURITY DEPOSIT

Tenant will pay Landlord simultaneously with its execution hereof the sum set forth in Item 7 of the Basic Lease Provisions as security for the performance of the terms hereof by Tenant. Tenant shall not be entitled to interest thereon. If Tenant defaults with respect to any provision of this Lease, Landlord may, but shall not be required to, use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including, without limitation, costs and attorney's fees incurred by Landlord to recover possession of the Premises. If any portion of said deposit is so used or applied, Tenant shall, upon demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall constitute a default hereunder by Tenant. Tenant must provide Landlord written notice thirty (30) days prior to vacating the Premises. If Tenant defaults in providing Landlord with prior written notice, Tenant shall forfeit security deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit shall be returned to Tenant within thirty (30) days after the Expiration Date.

ARTICLE 4

OCCUPANCY AND USE

Section 4.01. Use of Premises. The Premises shall be used solely for general office purposes and for no other use. Tenant will not use, occupy or permit the use or occupancy of the Premises for any purpose which is, directly or indirectly, forbidden by law, ordinance or governmental or municipal regulation or order, or which may be dangerous to life, limb or property; or permit the maintenance of any public or private nuisance; or do or permit any other thing which may disturb the quiet enjoyment of any other tenant of the Building; or keep any substance or carry on or permit any operation which might emit offensive odors or conditions into other portions of the Building; or use any apparatus which might make undue noise or set up vibrations in the Building; or permit anything to be done which would increase the fire and extended coverage insurance rate on the Building or contents, and if there is any increase in such rate by reason of acts of Tenant, then Tenant agrees to pay such increase promptly upon demand therefor by Landlord. Payment by Tenant of any such rate increase shall not be a waiver of Tenant's duty to comply herewith.

Section 4.02. Rules and Regulations. Landlord's reasonable rules and regulations applying to all tenants in the Building, shown on Exhibit E attached hereto, and all future reasonable rules and regulations as may be adopted by Landlord for the safety, care and cleanliness of, and preservation of good order in, the Premises and the Building, are hereby made a part hereof and Tenant agrees to comply with all such rules and regulations. Landlord shall have the right at all times to change such rules and regulations or to amend them in any reasonable manner. All changes and amendments will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant.

Section 4.03. Signs. Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on or in the Building. Landlord shall furnish Tenant one (1) door plaque and one (1) company directory strip. All such letters and numerals shall be in building standard graphics and no others shall be used or permitted in the Premises.

Section 4.04. Access. Landlord or its authorized agents shall at any and all reasonable times have the right to enter the Premises to inspect the same, to supply janitorial service or any other service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers or tenants, to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of an eviction of Tenant and without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss or occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open any door(s) in an emergency without liability therefor.

Section 4.05. Quiet Possession. Upon Tenant's paying the Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have the quiet possession of the Premises for the entire Term hereof, subject to all of the provisions of this Lease.

ARTICLE 5

UTILITIES AND SERVICES

Section 5.01. Services to be Provided. Provided Tenant is not in default hereunder, Landlord agrees to furnish or cause to be furnished to the Premises the utilities and services described below, subject to the conditions and in accordance with the standards set forth herein:

A. Landlord shall provide passenger elevators on generally accepted business days from 6 a.m. to 6 p.m., and on Saturdays from 8 a.m. to 1 p.m., and have at lease one elevator available for use at all other times.

B. On generally accepted business days from 7 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m., Landlord shall ventilate the Premises and furnish heat or air conditioning, at such temperatures and in such amounts as Landlord reasonably deems standard, when, in the reasonable judgment of Landlord, it is required for the comfortable occupancy of the Premises, subject to any governmental requirements or standards relating to, among other things, energy conservation. Upon at least 24 hours advance request, Landlord shall make available at Tenant's expense after-hours heat or air conditioning. A minimum time period for use of after hours heat and air conditioning and the cost thereof shall be determined from time to time by Landlord and confirmed in writing to Tenant. If Tenant has a pre-authorized access card issued by Landlord to activate after hours heat and air conditioning, then Landlord waives the 24 hour advance notice requirement. Tenant with pre-authorized access card assumes all liability for use of such card.

C. Landlord shall furnish to the Premises electric current as required by the Building Standard office lighting and receptacles. Tenant's use of electric current shall at no time exceed the capacity of the feeders to the Building or the risers or wiring installation. Tenant shall not install, use or permit any equipment of high electrical consumption, as reasonably determined by Landlord, in the Premises without the prior written consent of Landlord.

D. Landlord shall furnish water for drinking, cleaning and lavatory purposes only.

E. Landlord shall provide janitorial services to the Premises, comparable to that provided in other first class office buildings in the vicinity, provided the Premises are used exclusively as offices.

Section 5.02. Additional Services. Landlord may impose a reasonable charge, payable within 15 days after demand, for any utilities and services, including without limitation, air conditioning, electric current, and water, provided by Landlord by reason of any substantial use of the Premises at any time other than the hours set forth above or for any use beyond what Landlord agrees herein to furnish or because of special electrical, cooling and ventilating needs created by Tenant's hybrid telephone equipment, computers and other similar equipment or uses.

Section 5.03. Tenant's Obligation. Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the use of the above utilities and services. Any failure to pay any excess costs as described above upon demand by Landlord shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle the Landlord to the rights herein granted for such breach.

Section 5.04. Service Interruption. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of Rent by reason of Landlord's failure to maintain temperature or electrical constancy levels or to furnish any of the foregoing services when such failure is caused by force majeure, accident, emergency, breakage, repairs, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or other governmental action, inability by exercise of reasonable diligence to obtain electricity, water or fuel, the making by Landlord of repairs or changes in the Building, or by any other cause beyond Landlord's reasonable control, nor shall any such failure, stoppage or interruption of any such services be construed as an eviction of Tenant, or relieve Tenant from the obligation to perform any covenant or agreement herein. In the event of any failure, stoppage or interruption thereof, however, Landlord shall use reasonable diligence to resume service promptly. In the event Tenant is without utilities (electricity or water) for ten (10) business days as a result of any occurance within the reasonable control of Landlord, then all as a result of any occurance within the reasonable control of Landlord, then all charges payable by Tenant to or on behalf of Landlord pursuant to the Lease shall be abated to the extent and for the period of such interruption.

Section 5.05. Modifications. Notwithstanding anything herein above to the contrary, Landlord reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards for utilities and services.

ARTICLE 6

REPAIRS, MAINTENANCE, ALTERATIONS AND IMPROVEMENTS

Section 6.01. Repairs and Maintenance of the Building. Landlord shall provide for the cleaning and maintenance of the public portions of the Building. Unless otherwise expressly stipulated herein, Landlord shall not be required to make any improvements or repairs of any kind or character in the Premises during the term of this Lease, except repairs to the exterior walls, corridors, windows, roof and other structural elements and equipment of the Building.

Section 6.02. Improvements and Alterations.

A. Landlord's sole construction obligation under this Lease, if any, is as set forth in the Agreement for Construction attached hereto as "Exhibit D" and incorporated herein by this reference.

B. Landlord shall have the right at any time to change the arrangement, location and or size of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other public parts of the Building and, upon giving Tenant reasonable notice thereof, to change the name, number, address or designation by which the Building is commonly known.

C. Tenant shall not make any alterations, additions or improvements to the Premises without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion. All such alterations, additions or improvements (except movable furniture and trade fixtures) shall become the property of Landlord and shall be surrendered with the Premises, as a part thereof, at the expiration or earlier termination of the Lease. The same shall be made by Tenant at Tenant's sole cost and expense. Any contractor or person making such improvements must first be approved in writing by Landlord.

Section 6.03. Landlord's Option to Repair. Landlord may, at its option and at the cost and expense of Tenant, repair or replace any damage or injury to the Building or any part thereof caused by Tenant, Tenant's agents, employees, licensees, invitees or visitors. Tenant shall pay the cost thereof, which shall include an administrative fee of 10%, to Landlord on demand. Tenant further agrees to maintain and keep the interior of the Premises in good repair and condition at Tenant's expense. Tenant agrees not to commit or allow any waste or damage to be committed on any portion of the Premises.

ARTICLE 7

INSURANCE, FIRE AND CASUALTY

Section 7.01. Damage or Destruction. In the event of a fire or other casualty in the Premises, Tenant shall immediately give Landlord notice thereof. Except as provided to the contrary in Section 7.02 below, Landlord and Tenant agree that if the Premises are partially or totally destroyed by fire or other casualty, then Landlord may, at its option, repair and restore the Premises, or Landlord may terminate this Lease. In the event that Landlord does not elect to terminate this Lease as a result of such damage or destruction, then Landlord, at its expense, but only to the extent of insurance proceeds, shall repair and restore the Premises as soon as reasonably practicable to substantially the same condition as the Premises were prior to the casualty, provided however, that Landlord's obligation hereunder shall be limited to the repair and restoration of such of the improvements in the Premises as were originally required to be made by Landlord at Landlord's expense in accordance with "Exhibit D" of this Lease. Notwithstanding any of the foregoing provisions to the contrary, in the event the Premises or the Building are totally destroyed or are damaged to the extent that repairs to be made by Landlord, as estimated by a responsible contractor selected by Landlord, cannot be substantially completed within one hundred eighty (180) days from the date of the casualty, Landlord shall forthwith give Tenant written notice of such estimate, and either party shall have the right, at its option, to terminate this Lease by giving the other party written notice of termination within seven (7) days after Tenant's receipt of notice of said estimate from Landlord.

In the event of the Premises are totally destroyed or so damaged by fire or other casualty covered by the fire and extended coverage insurance to be carried by Landlord under the terms of this Lease that the Premises cannot reasonably be used by Tenant for the purposes herein provided and this Lease is not terminated as above set forth, then there shall be a total abatement of Rent from the date of casualty until substantial completion of the repair and restoration work to be performed by Landlord; and this Lease shall continue in full force and effect for the balance of the Term. In the event the Premises are partially destroyed or damaged by fire or other casualty so that the Premises can be used only partially by Tenant for the purposes herein provided and this Lease is not terminated as above set forth, then Rent shall be abated in the proportion which the approximate area of the damaged part bears to the total area in the Premises from the date of the casualty until the earlier of (i) Tenant's occupancy of such area or
(ii) substantial completion of the repair and restoration work to be performed by Landlord; and this Lease shall continue in full force and effect for the balance of the Term.

Section 7.02 Tenant's Responsibilities.

A. If the Building or the Premises shall be damaged by fire or other casualty resulting from the fault of GROSS negligence of Tenant, or the agents, employees, licensees or invitees of Tenant (except as set forth in Section 7.05), such damage shall be repaired by and at the expense of Tenant under the direction and supervision of Landlord (unless Landlord elects to perform the work at Tenant's sole cost and expense), and Rent shall continue without abatement.

B. Except for that portion, if any, of Landlord's gross negligence or willful misconduct not waived by Tenant, Tenant covenants that Landlord shall not be liable for any damage or liability of any kind or for any injury to or death of persons or damage to property of Tenant or any other person during the Term, including consequential loss or damage, from any cause whatsoever by reason of the construction, use, occupancy or enjoyment of the Premises by Tenant or any person therein or holding under Tenant, or by or through the acts or omissions of other tenants of the Building or Landlord. Tenant hereby agrees, as part of the material consideration for this Lease, to indemnify and hold Landlord harmless from all claims, action, demands, costs and expenses and liability whatsoever, including reasonable attorneys' fees, on account of any such real or claimed damage or liability, and from all liens, claims and demands occurring in, on or at the Premises, or arising out of the construction, use, occupancy or enjoyment of the Premises and its facilities, or any repairs or alterations which Tenant may make upon the Premises.

Section 7.03. Tenant's Insurance. Tenant covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided, as follows:

A. Tenant shall maintain at its sole cost and expense fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises and on its leasehold improvements and all additions and improvements made by Tenant in or to the Premises, in an amount not less than 100% of the full replacement cost thereof.

B. Tenant shall procure and maintain throughout the Term a policy or policies of insurance, at its sole cost and expense, Insuring Tenant and Landlord against any and all liability for injury to or death of a person or persons, occasioned by or arising out of or in connection with the use or occupancy of the Premises or by the condition of the Premises (including the contractual liability of Tenant to indemnify Landlord contained herein), the coverages and limits of such policy or policies to be not less than as set forth below:

      A.    Employer's Liability               $500,000

      B.    Comprehensive General              $500,000 with respect
            Liability                          to any one occurrence and
            Bodily Injury/                     $500,000 with respect to the
            Property Damage                    annual policy aggregate.

      The policy shall be issued by an insurance carrier with a Best's rating of B:VII or better, endorsed to include Landlord as an additional insured, state that the insurance is primary over any other insurance carried by Landlord, and shall include the following coverages:

            a)    Premises Operations
            b)    Independent Contractors
            c)    Contractual coverage in support of Section 7.02B of this Lease
            d) Personal Injury Liability without exclusionary or limiting endorsements.

      Evidence of these coverages represented by Certificates of Insurance issued by the applicable insurance carrier(s) must be furnished to Landlord prior to Tenant moving in. Certificates of Insurance shall specify the additional insured status mentioned above as well as the Waivers of Subrogation (as set forth in Section 7.05). Landlord will be notified in writing thirty (30) days prior to cancellation, material change or renewal of insurance. If Tenant fails to comply with the foregoing requirements relating to insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord immediately on demand the premium cost thereof. Notwithstanding anything to the contrary contained herein, to the extent that the terms of any mortgage, indenture, deed of trust or other similar instrument regarding delivery of the proceeds of insurance to Landlord's mortgagee conflicts with the provisions hereof, the provisions of such mortgage, indenture, deed of trust or other similar instrument shall govern and shall be superior to the rights or Tenant hereunder, with no further liability of Landlord or Landlord's mortgagee with regard thereto.

Section 7.04. Landlord's Insurance. Landlord shall at all times during the Term maintain in effect a policy or policies of insurance covering the building (excluding property required to be insured by Tenant) in such amounts as Landlord may from time to time determine, providing protection against perils included within the standard Texas form of fire and extended coverage insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief, and such other risks as Landlord may from time to time determine and with any such deductibles as Landlord may from time to time determine.

Any insurance provided for in this Section 7.04 may be effected by a policy or policies of blanket insurance, covering additional items or locations or assureds, provided that the requirements of this Section are otherwise satisfied. Tenant shall have no rights in any policy or policies maintained by Landlord and shall not, by reason of payment by Tenant, as part of the Building Operating Expenses, of its prorate share of the Landlord's premium for the insurance, be entitled to be named insured thereunder.

Section 7.05. Waiver of Subrogation. Landlord and Tenant hereby waive any rights each may have against the other, on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Premises, its contents or to the other portion of the Building arising from any risk covered (or required hereby to be covered) by insurance to the extent of proceeds received in connection therewith. Landlord and Tenant each agree to cause an endorsement to be issued to their respective insurance policies recognizing this waiver of subrogation.

ARTICLE 8

CONDEMNATION

In the event the Building, or any portion thereof necessary, in the sole opinion of Landlord, to the continued efficient and/or economically feasible use of the Building, shall be taken or condemned in whole or in part for public purposes, or sold to a condemning authority to prevent taking, then the term of this Lease shall, at the option of the Landlord, forthwith cease and terminate, and the Landlord shall receive the entire award for land and buildings; Tenant hereby expressly assigning to Landlord any and all right, title and interest of Tenant now or hereafter arising in and to any such award. Tenant shall have the right to recover from such authority, but not from Landlord, only any compensation as may be awarded to Tenant on account of moving and relocation expenses.

ARTICLE 9

LIENS

Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, of obligations incurred by or for Tenant. In the event that Tenant shall not, within fifteen (15) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith shall create automatically an obligation of Tenant to pay, on demand, an equivalent amount together with interest at 12% per annum as Rent. No work which Landlord permits Tenant to perform in the Premises shall be deemed to be for the immediate use and benefit of Landlord so that no mechanics or other lien shall be allowed against the estate of Landlord by reason of its consent to such work.

ARTICLE 10

TAXES ON TENANT'S PROPERTY

Tenant shall be liable for and shall pay, prior to their becoming delinquent, any and all taxes and assessments levied against any personal property or trade or other fixtures placed by Tenant in or about the Premises, including any additional real estate taxes or assessments which may be levied against the Building by reason of Tenant's leasehold improvements.

ARTICLE 11

SUBLETTING AND ASSIGNING

Section 11.01 Responsibilities. Tenant shall not assign this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise (including without limitation by transfer of stock, merger, dissolution or change in occupancy), or mortgage or pledge the same, or sublet the Premises, or any part thereof, without the prior written consent of Landlord (provided, however, without limiting the generality of the foregoing, no such assignment or subletting shall be permitted to any other existing tenants of the Building or any prospects to whom Landlord has sent a written proposal and Tenant shall not be permitted to advertise the Premises in a printed publication by Building name or address). In no event shall any such assignment or sublease ever release Tenant from any obligation or liability hereunder. No assignee or sublessee of the Premises or any portion thereof may assign or sublet the Premises or any portion thereof. If Tenant is a corporation or partnership and if at any time during the Term of this Lease, the person or persons who own a majority of either the outstanding voting shares or all outstanding shares of capital stock or interests of or in Tenant at the time of the execution of this Lease cease to own a majority of such shares or interests (except as a result of transfers by devise or descent or a bona fide merger of Tenant), the loss of a majority of such shares or interests shall be deemed an assignment of this Lease by Tenant and therefore be subject in all respects to the provisions of Article 11.

Section 11.02. Conditions of Sublease. If the Tenant desires to assign or sublet all or any part of the Premises, it shall so notify Landlord at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease. Tenant shall provide Landlord with a copy of the proposed assignment or sublease, and such information as Landlord might request concerning the proposed sublessee or assignee to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed subtenant(s) or assignee. Within thirty (30) days after Landlord's receipt of Tenant's proposed assignment or sublease, and all required information concerning the proposed subtenant(s) or assignee, Landlord shall have the option to:

A. Cancel the Lease as to the Premises or portion thereof proposed to be assigned or sublet; or

B. Consent to the proposed assignment or sublease, in which event, however, if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration therefor or any payment incident thereto) exceeds the Basic Rent and Additional Rent payable under this Lease for such space, Tenant shall pay to Landlord all such excess rent and other excess consideration within ten (10) days following receipt thereof by Tenant less actual costs to sub-lease; or

C. Refuse its consent to the proposed assignment or sublease and such consent not to be unreasonably withheld but allow Tenant to continue in the search of an assignee or sublessee that may be acceptable to Landlord, which option shall be deemed to be elected unless Landlord gives Tenant written notice providing otherwise.

Consent of Landlord to one or more assignments or sublettings shall not operate as a waiver of Landlord's rights as to any subsequent assignment or subletting.

If in accordance with the terms and provisions hereof this Lease is assigned, or if any of the Premises, or any part thereof, is sublet, or occupied by any one other than the Tenant, the Landlord may, after default by the Tenant, collect rent from the assignee, subtenant, or occupant and apply the net amount collected, exclusive of costs of collection, attorney's fees or other fees incurred by Landlord, to the Rent herein reserved.

ARTICLE 12

TRANSFERS BY LANDLORD

Section 12.01. Sale of the Building. In the event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any and all liability under this Lease arising after the date of such sale. Tenant's right to the quiet possession of the Premises shall not be disturbed so long as Tenant shall pay the Rent and observe and perform all of the provisions of this Lease to be observed and performed by Tenant, unless this Lease is terminated pursuant to specific provisions relating thereto or contained herein. If any security deposit has been made by Tenant, Landlord shall transfer such security deposit to the purchaser, and thereupon Landlord shall be discharged from any further liability in reference thereto.

Section 12.02. Subordination And Attornment.

A. This Lease is subject and subordinate to any lease wherein Landlord is the tenant and to the lien of any and all mortgages or deeds of trust, regardless of whether such lease, mortgages or deeds of trust now exist or may hereafter be created with regard to all or any part of the Building, and to any and all advances to be made thereunder, and to the interest thereon, and all modifications, consolidations, renewals, replacements and extensions thereof. Tenant also agrees that any lessor, mortgagee or trustee may elect to have this Lease prior to any lease or lien of its mortgage or deed of trust, and in the event of such election and upon notification by such lessor, mortgagee or trustee to Tenant to that effect, this Lease shall be deemed prior to the said lease, mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said Lease, mortgage or trust deed.

B. Tenant shall, in the event of the sale or assignment of Landlord's interest in the Premises (except in a sale-leaseback financing transaction), or in the event of the termination of any lease in a sale leaseback transaction wherein Landlord is the lessee, attorn to and recognize such purchaser or assignee or mortgagee as Landlord under this Lease.

C. Tenant shall, in the event of any proceedings brought for the foreclosure of, or in the event of the exercise of the power of sale under, any mortgage or deed of trust covering the Premises, attorn to and recognize such purchaser or assignee or mortgagee as Landlord under this Lease.

D. Simultaneously with delivery of any notice of default to Landlord, Tenant shall deliver to any existing or future Landlord's mortgagee(s) a copy of such notice of default from Tenant to Landlord (provided that Tenant shall have been notified of such mortgagee's address), and such mortgagee(s) shall have the right, but not the obligation, to cure all defaults of Landlord within the same time period provided in this Lease for curing such defaults by Landlord, plus an additional period of thirty (30) days. Tenant shall not be entitled to exercise any of its remedies hereunder as a result of any such default by Landlord unless and until such notice shall have been given to such mortgagee(s) and the requisite time period for curing such default by Landlord's mortgagee shall have expired and such default shall not have been cured. Unless the prior written consent of Landlord's mortgagee(s) is obtained, none of the following shall be effective as to any such Landlord's mortgagee(s):

              (a)       any amendment or modification to this Lease;

              (b) any surrender of this Lease, or any termination of this Lease except pursuant to a right to terminate expressly set forth herein; or

              (c) payment of any Rent for more than one month in advance or payment of any Rent other than in strict accordance with the terms of this Lease.

E. The above subordination and attornment and mortgagee protection clauses shall be self-operative and no further instruments of subordination or attornment or mortgagee protection need be required by any mortgagee, trustee, lessor, purchaser or assignee. In confirmation thereof, Tenant agrees that, upon the request of Landlord, or any such lessor, mortgagee, trustee, purchaser or assignee, Tenant shall execute and deliver whatever instruments may be required for such purposes and to carry out the intent of this Section, and in the event Tenant fails to do so within ten (10) days after demand in writing, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney-in-fact, complete with an interest, in its name, place and stead so to sign and deliver such instruments as if the same had been signed and delivered by Tenant.


ARTICLE 13

DEFAULT

Section 13.01. Defaults by Tenant. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

A. Any failure by Tenant to pay Rent or to make any other payment required to be made by Tenant hereunder when due. No notice is required for any monetary default;

B. Any failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for twenty (20) days after written notice to Tenant;

C. Tenant admits in writing that it cannot meet its obligations as they become due; or is declared insolvent according to any law; or assignment of Tenant's property is made for the benefit of creditors; or a receiver or trustee is appointed for Tenant or its property; or the interest of Tenant under this Lease is levied on under execution or other legal process; or any petition is filed by or against Tenant to declare Tenant bankrupt or to delay, reduce or modify Tenant's debts or obligations; or any petition is filed or other action taken to reorganize or modify Tenant's capital structure if Tenant be a corporation or other entity (provided that no such levy, execution, legal process or petition filed against Tenant shall constitute a breach of this Lease if Tenant shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty
(30) days from the date of its creation, service or filing).

D. The abandonment or vacation of the Premises by Tenant, which shall mean that Tenant is absent from the Premises for sixty (60) consecutive days coupled with the failure to pay Base Rent or Additional Rent.

E. Tenant assigns this Lease or subleases all or any part of the Premises in violation of the provisions of Article 11.

Section 13.02. Remedies of Landlord. In the event of any such default by Tenant, Landlord, at its option, may have one or more of the following remedies, in addition to all other rights and remedies provided at law or in equity:

A. Landlord may terminate this Lease and without further notice repossess the Premises and be entitled to recover as damages a sum of money equal to the total of (1) the cost of recovering the Premises, (2) the unpaid Rent earned at the time of termination, plus interest thereon, (3) the balance of the Rent for the remainder of the term, (4) reasonable costs of reletting and refurbishing, and (5) any other sum of money and damages owed by Tenant to Landlord; or

B. Landlord may immediately terminate Tenant's right of possession of the Premises, but not terminate the Lease, and without notice or demand enter upon the Premises or any part thereof and take absolute possession of the same, change the locks, and, at Landlord's option, Landlord may relet the Premises or any part thereof for such terms and such rents as Landlord may reasonably elect. In the event Landlord shall elect to so relet, then Rent received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, second, to the payment of any cost of such reletting, including, without limitation, refurbishing costs and leasing commissions, and third, to the payment of Rent due and unpaid hereunder, and Tenant shall satisfy and pay any deficiency upon demand therefor from time to time.

Any entry into and possession of the Premises by Landlord under this Article shall be without liability or responsibility to Tenant and shall not be in lieu of or in substitution for any other rights of Landlord hereunder or in law or in equity. Tenant further agrees that Landlord may file suit to recover any sums due under the terms of this Article and that no recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. Reletting of the Premises shall not be construed as an election on the part of Landlord to terminate this Lease and, notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

Section 13.03. Landlord's Lien. Landlord shall have all the rights and remedies of a secured party under the laws of the State of Texas, including the Texas Business and Commerce Code, and such lien and security interest may be foreclosed with or without court proceedings, by public or private sale. Within five (5) days after request therefor, Tenant agrees to execute and deliver to Landlord such financing statements, continuation statements and other instruments as may be requested by Landlord to evidence and perfect the lien and security interest herein granted.

Section 13.04. Defaults by Landlord. Except as otherwise provided in this Lease, Landlord shall be in default under this Lease if Landlord fails to perform any of these obligations hereunder and said failure continues for a period of thirty (30) days after written notice thereof from Tenant to Landlord (unless such failure cannot reasonably be cured within thirty (30) days and Landlord shall have commenced to cure said failure within said thirty (30) days and continues diligently to pursue the curing of the same.) If Landlord shall be in default under this Lease and, if as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title and interest of Landlord in the Building as the same may then be encumbered, and Landlord shall not be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Building as herein before expressly provided. Tenant, to the fullest extent permitted by applicable law, hereby expressly waives any right to claim a statutory lien in favor of Tenant pursuant to Section 91.004 of the Texas Property Code in the event of Landlord's breach of this Lease.

ARTICLE 14

NOTICES

All notices which Landlord or Tenant may be required, or may desire, to serve on the other shall be in writing and may be served, as an alternative to personal service, by depositing the same with the U.S. Postal Service, by registered or certified mail, postage prepaid, addressed as follows: (i) to Landlord at the address set forth in Item 10 of the Basic Lease Provisions;
(ii) prior to the Commencement Date of this Lease, to Tenant at the address set forth in Item 9 of the Basic Lease Provisions; and (iii) after the Commencement date, to Tenant at the Premises. Any notices by mail as aforesaid shall be deemed delivered, served and given two (2) business days after deposit of the same with the postal authority. The addresses stated above shall be effective for all notices to the respective parties until written notice of a change of address is given pursuant to provisions hereof.

ARTICLE 15

MISCELLANEOUS PROVISIONS

Section 15.01. Estoppel Certificate. Tenant shall, upon the written request of Landlord or any mortgagee of Landlord, without additional consideration, deliver an Estoppel Certificate within five (5) business days, consisting of statements, if true, that:

A.       This Lease is in full force and effect, with rental paid through
__________________.

B.       This Lease has not been modified or amended; and

C. Landlord is not in default and Landlord has fully performed all of Landlord's obligations hereunder, and any such further consents and instruments of a similar nature evidencing the agreement of Tenant to the mortgage or other hypothecation by Landlord of the reversionary interest of Landlord hereunder as may be reasonably requested by Landlord or any mortgagee of Landlord.

Section 15.02. Relocation. In the event Landlord determines to utilize the Premises for other purpose, during the term of this Lease, Tenant agrees to relocate to other space in the Building provided such other space is of equal or larger size than the Premises and has at least the same number of windows. Landlord shall pay all out-of-pocket expenses of any such relocation, including the expenses of moving and reconstruction of all Tenant furnished and Landlord furnished improvements. In the event of such relocation, this Lease shall continue in full force and effect without any change in the terms or other conditions, but with the new location substituted for the old location set forth in Item 2 to the Basic Lease Provisions and on "Exhibit A-1".

Section 15.03. Attorney's Fees. In the event or any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorney's fees and costs incurred in such action and such amount shall be included in any judgment rendered in such proceeding.

Section 15.04. Waiver. No waiver by Landlord or any provision of this Lease or of any breach by Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless done in writing signed by Landlord. The delivery of the keys to any employee or agent of Landlord shall not operate as a termination of the Lease or a surrender of the Premises. The acceptance of any Rent by Landlord following a breach of this Lease by Tenant shall not constitute a waiver by Landlord of such breach or any other breach unless such waiver is expressly stated in writing signed by Landlord.

Section 15.05. Insolvency or Bankruptcy. In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency or reorganization proceeding.

Section 15.06. Applicable Law. This Lease shall be governed by and construed pursuant to the laws of the State of Texas.

Section 15.07. Common Facilities; Parking. Tenant shall have the non-exclusive right, in common with others, to the use of common entrances, lobbies, elevators, ramps, drives, stairs and similar access and service ways and other common facilities in and adjacent to the Building, subject to such rules and regulations as may be adopted by the Landlord. Tenant shall have such parking rights as are set forth in the Parking Agreement attached hereto as "Exhibit F".

Section 15.08. Successors and Assigns. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

Section 15.09. Brokers. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker(s) named in Item 8 of the Basic Lease Provisions, and that it knows of no other real estate broker(s) or agent(s) who is (are) or might be entitled to a commission in connection with this Lease. Landlord covenants and agrees to pay all real estate commissions due in connection with this Lease to only such broker(s) named in Item 8 of the Basic Lease Provisions, and Tenant agrees to indemnify and hold harmless Landlord from and against any liability or claim, whether meritorious or not, arising in respect to broker(s) not so named.

Section 15.10. Severability. If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

Section 15.11. Name. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such name.

Section 15.12. Examination of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

Section 15.13. Interest on Tenant's Obligations. Any amount due from Tenant to Landlord which is not paid when due shall bear interest at twelve percent (12%) per annum from the date such payment is due until paid, but the payment of such interest shall not excuse or cure the default.

Section 15.14. Time. Time is of the essence in this Lease and in each and all of the provisions hereof.

Section 15.15. Defined Terms and Marginal Headings. The words "Landlord" and "Tenant" as used herein shall include the plural as well as singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

Section 15.16. Authority. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby personally covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in Texas, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation was authorized to do so. If Tenant executes this Lease as a partnership or other entity, each of the persons executing this Lease on behalf of Tenant does hereby personally covenant and warrant that, to the extent required by law, Tenant has and is qualified to do business in Texas, that such entity has full right and authority to enter into this Lease, and that each person signing on behalf of such entity has authority to do so. Upon request of Landlord, the signatories hereto will furnish satisfactory evidence of their authority to execute this Lease on behalf of Tenant.

Section 15.17. Recording. This lease shall not be recorded. However, Landlord shall have the right to record a short form or memorandum thereof, at Landlord's expense, at any time during the term hereof, and Tenant agrees to join in the execution thereof if requested.

Section 15.18. Financial Statements. Tenant shall furnish to Landlord from time to time (but not more frequently than ONCE in any consecutive 365 day period) a statement of the financial condition of Tenant in a form reasonably satisfactory to landlord.

Section 15.19. Entire Agreement. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease.


                        TENANT:

                        Air Nexus, Inc.

                             By:       /s/ Charles H. Downey Jr.
                                 -----------------------------------------

                                 Name:     Charles H. Downey Jr.
                                          --------------------------------

                                 Title:    CEO
                                          --------------------------------

                        LANDLORD:

                        Harvard Property (333 Sam Houston), L.P.


                             By:       /s/ Robert Behringer
                                 -----------------------------------------


                                 Name:     Robert Behringer
                                          --------------------------------

                                 Title:    President/CEO
                                          --------------------------------

CONTINUING LEASE GUARANTY

In consideration of the making of the foregoing Lease Agreement ("Lease"), and for the purpose of inducing Landlord to enter into and make this Lease, the undersigned hereby unconditionally guarantees the full and prompt payment of rent and all other sums required to be paid by Tenant under the Lease ("Guaranteed Payments") and the full and faithful performance of all terms, conditions, covenants, and obligations (collectively, the "Guaranteed Obligations") and undersigned further promises to pay all of Landlord's costs and expenses (including reasonable attorney's fees) incurred in endeavoring to collect the Guaranteed Payments or to enforce the Guaranteed Obligations or incurred in enforcing this guaranty as well as all damages which Landlord may suffer in consequence of any default or breach under the Lease or this guaranty.

1. Landlord may at any time and from time to time, without notice to or consent by the undersigned, take any or all of the foregoing actions without affecting or impairing the liability and obligations of the undersigned on this Guaranty:

         (a) grant an extension or extensions of time or payment of any Guaranteed Payment or time for performance of any Guaranteed Obligation;

         (b) grant an indulgence or indulgences in any Guaranteed Payment or in the performance of any Guaranteed Obligation;

         (c) modify or amend the Lease or any term thereof, or any obligation of Tenant arising thereunder;

         (d) consent to any assignment or assignments, sublease or subleases and successive assignments of subleases by Tenant;

         (e)  consent to an extension or extensions of the term of the Lease;

         (f)  accept other guarantors; and or

         (g)  release any person primarily or secondarily liable.

The liability of the undersigned under this guaranty shall not be affected or impaired by any failure or delay by Landlord in enforcing any Guaranteed Payment or Guaranteed Obligation or this guaranty or any security therefor or in exercising any right or power in respect thereto, or by any compromise, waiver, settlement, charge, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or any security therefor. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Landlord, at any time, to resort for payment to Tenant or to any other guaranty irrespective of whether or not other proceedings or actions are pending or being taken seeking resort to or realization upon or from any of the foregoing. The undersigned's liability hereunder shall continue notwithstanding the insolvency or bankruptcy of Tenant. The obligations of the undersigned hereunder shall continue in full force and effect, notwithstanding the invalidity or insufficiency or other defect or impairment of the guaranteed Lease and the undersigned will not assert by way of setoff, counterclaim, recoupment or otherwise any claim, indebtedness or liability owing or claimed to be owing or to him from Tenant or from any other person, firm or corporation, and the undersigned will not assert as a defense to any payment or other obligation owing by him under this Guaranty any defense he may have or claim to have against Tenant or against any other person, firm or corporation.

2. The undersigned waives all diligence in collection or in protection of any security, presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this Guaranty or any Guaranteed Payment or Guaranteed Obligation.

3. The undersigned hereby acknowledges full and complete notice and knowledge of all the terms, conditions, covenants, obligations and agreements of the Lease.

4. The payment by the undersigned of any amount pursuant to this Guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of the Tenant under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.

5. This Guaranty shall be continuing, absolute and unconditional and remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed, and all obligations or the undersigned under this guaranty are fulfilled.

6. This Guaranty also shall bind the heirs, personal representatives and assignees of the undersigned and shall inure to the benefit of Landlord, its successors and assigns.

7. This Guaranty shall be construed according to the laws of the State of Texas.

8. If this Guaranty is executed by more than one person, all singular nouns and verbs herein relating to the undersigned shall include the plural number, the obligations of the several guarantors shall be joint and several, and Landlord may enforce this Guaranty against any one or more guarantors without joiner of any other guarantor hereunder.

9. The Landlord and the undersigned intend and believe that each provision of the Guaranty comports with all applicable law. However, if any provision of this Guaranty is found by a court to be invalid for any reason, the remainder of the Guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.

    IN WITNESS WHEREOF, the undersigned has executed this Guaranty this _________________ day of ____________________,19___.


                                  GUARANTOR



                                  ----------------------------------

EXHIBIT "A-2"
STANDARD FORM OFFICE LEASE AGREEMENT
PROPERTY DESCRIPTION
LEGAL DESCRIPTION


A tract of land containing 4.2700 acres, more or less, located in the William Sevey Survey, Abstract No. 699, Harris County, Texas.

EXHIBIT B

AREA DEFINITIONS

     NET RENTABLE AREA. For all purposes of the Lease, "Net Rentable Area" shall be the sum of:

     1. As to a multi-tenant floor, (a) the area encompassed by the inside surface of all exterior walls of the office building, the corridor side of corridor walls and the center line of walls and the center line of walls separating the Premises from other leased or leasable areas, (b) a prorated share of all common areas on the same floor as the Premises (including elevator lobby, corridors, restrooms, mechanical and electrical rooms, and telephone rooms and janitor closets), and (c) the area set forth in 3. below.

     2. As to a single-tenant floor, (a) the area encompassed by the inside surface of all exterior walls of the office building, less only stairs, vertical shafts, mechanical and electrical rooms, telephone rooms, janitor closets, and such other rooms not actually available for the tenant's use (restrooms, corridors and elevator lobbies serving such a floor shall be included), (b) all common area on such floor (including mechanical and electrical rooms, telephone rooms and janitor closets), and (c) the area set forth in 3. below.

     3. As to a multi-tenant floor and a single-tenant floor, a prorated share of other office building common areas (including court level and plaza level entrance lobbies, shipping and receiving room, fire department room, post office, building storage area, service elevator lobbies, exit corridors and elevator machine rooms for building elevators).

         Net Rentable Area shown in the Basic Lease Provisions has been calculated on the basis of the foregoing definition and is hereby agreed to be the stated area regardless of minor variations resulting from actual construction and completion of the Premises for occupancy.

EXHIBIT "C"

ACCEPTANCE OF PREMISES MEMORANDUM


This Memorandum is an amendment to the Lease for space in 333 N. Sam Houston Parkway E., Suite 870, dated on the 12th day of July, 1998, between Harvard Property (333 Sam Houston), as Landlord, and Air Nexus, Inc. as Tenant.

Landlord and Tenant hereby agree that:

1. Except for those items shown on the attached "punch list", Landlord has fully completed the construction work required of Landlord under the terms of the Lease and the Agreement for Construction attached thereto.

2. The Premises are tenantable, the Landlord has no further obligation for construction (except as specified above), and Tenant acknowledges that the Premises are satisfactory in all respects.

3. The Commencement Date of the Lease is hereby agreed to be the 1st day of October, 1999.

4. The Expiration Date of the Lease is hereby agreed to be on the 31st day of September, 2004.

All other terms and conditions of the Lease are hereby ratified and acknowledged to be unchanged.

Agreed and Executed this _____ day of ___________, 19__.


                                   TENANT:

                                   Air Nexus, Inc.

                                       By: /s/ CHARLES H. DOWNEY, JR.
                                          ----------------------------------

                                          Name: Charles H. Downey, Jr.
                                               -----------------------------

                                           Title:  CEO
                                                 ---------------------------


                                   LANDLORD:
                                   Harvard Property (333 Sam Houston) L.P.


                                       By: /s/ ROBERT BEHRINGER
                                          ----------------------------------

                                          Name: Robert Behringer
                                               -----------------------------

                                           Title:  President/CEO
                                                 ---------------------------

EXHIBIT "D"

AGREEMENT FOR CONSTRUCTION


1. Landlord, at Landlord's expense agrees to a Buildout Allowance not to exceed $32,952.00 calculated at a rate of $8.00 per rentable square foot. The Buildout Allowance is to be used for improvements to the Premises only.

EXHIBIT "E"
STANDARD FORM OFFICE LEASE AGREEMENT
RULES AND REGULATIONS


         1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside, or inside of the Building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

              Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Tenant may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without the prior written consent of Landlord sunscreen any window.

              Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing blinds when the sun's rays fall directly on windows of the Premises. Tenant shall not obstruct, alter or in any way impair the efficient operation of Landlord's heating, lighting, ventilating and air conditioning system and shall not place bottles, machines, parcels or any other articles on the induction unit enclosure so as to interfere with air flow. Tenant shall not tamper with or change the setting of any thermostats or temperature control valves.

         2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress and egress to and from the Premises.

         3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

              Tenant agrees to make a reasonable deposit, in an amount fixed by Landlord from time to time, for each key issued by Landlord to Tenant for its offices, and upon termination of this Lease, to return all keys to Landlord.

         4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind, including sweepings, rubbish, rags, food and coffee grounds, whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

         5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

         6. No furniture, freight or equipment of any kind shall be brought into the Building without prior written notice to Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the sole cost and expense of Tenant.

         7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

         8. It is agreed and understood that the authorized use of the Premises is for general office occupancy and no cooking shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for improper, objectionable or immoral purposes. All coffee makers shall be plugged into timers for automatic shutoff after business hours. The use of space heaters is strictly prohibited.

         9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or flammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

         10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the prior written consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the prior written approval of landlord. Tenant shall not mark, paint, drill into or in any way deface any part of the Premises or the Building.

         11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. the following day, access to the Building, or to the hall, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is otherwise properly identified. Landlord shall in no case be liable for damages for any error with regard to admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

         12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

         13. No vending machines or machines of any description shall be installed, maintained or operated upon the Premises without the prior written consent of the Landlord (which consent shall not be unreasonably withheld or delayed).

         14. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

         15. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

         16. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

         17. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.


                                       -1-

TEXAS FORM 58A
EXHIBIT "E"

         18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress to and from the Premises.

         19. Landlord shall have the right to prohibit any advertising by Tenant which, in Lessor's sole judgment, discretion and opinion, tends to impair the reputation of the Building or its desirability as an office building, and upon receipt of prior written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

         20. Landlord shall not be responsible for personal property lost or stolen from the Premises or any public area in the Building regardless of whether such area is locked or not.

         21. Landlord reserves the absolute right to rescind or modify any or all of these Rules and Regulations, and to promulgate such other and additional Rules and Regulations as it shall deem necessary or desirable. Upon receipt of a written copy of new or modified Rules and Regulations from Landlord, Tenant shall be thereafter bound as if said Rules and Regulations had been originally included herein.












                                       -2-

TEXAS FORM 58A
EXHIBIT "E"